UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2023

MITEK SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35231	87-0418827
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

600 B Street, Suite 100
San Diego,	California		92101
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 269-6800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MITK	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note
This Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K filed on August 16, 2023 (the “Original 8-K”), is being filed to correct a typographical error that was contained in both the Original 8-K and the press release attached thereto as Exhibit 99.1 (the “Original Press Release”). The Original 8-K contained the following sentence:
“Given that the Company addressed its plan for filing the Q3 Form 10-Q at the hearing, along with its plan for becoming fully current in filing, the Company does need to address this issue further with the Panel.”
In this Amendment, the sentence was corrected to read as follows (bold added):
“Given that the Company addressed its plan for filing the Q3 Form 10-Q at the hearing, along with its plan for becoming fully current in filing, the Company does not need to address this issue further with the Panel.”
The press release attached hereto as Exhibit 99.1 was reissued on August 16, 2023 to correct this typographical error.
This Amendment is filed solely to correct the typographical error and to file a copy of the reissused press release as Exhibit 99.1 and no changes to the other information filed with the Original Form 8-K have been made.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On August 14, 2023, Mitek Systems, Inc. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”), as expected, advising the Company that it was not in compliance with Nasdaq’s continued listing requirements under the Nasdaq Listing Rule 5250(c)(1) (the “Rule”) as a result of its failure to file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the “Q3 Form 10-Q”) in a timely manner and that such matter serves as an additional basis for delisting the Company’s securities from Nasdaq. The Rule requires listed companies to timely file all required periodic reports with the Securities and Exchange Commission (the “SEC”). The Company previously reported in its Form 12b-25 filed with the SEC on (i) August 10, 2023 that the Company was unable to file its Q3 Form 10-Q, (ii) May 10, 2023 that the Company was unable to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the "Q2 Form 10-Q") and (iii) February 10, 2023 that the Company was unable to file its Quarterly Report on Form 10-Q for the quarter ended December 31, 2022 (the "Q1 Form 10-Q"), in each case within the prescribed time period without unreasonable effort or expense.
On June 20, 2023, the Company timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal a determination by the Nasdaq Listing Qualifications Department to delist the Company’s securities due to the Company’s failure to timely file its Annual Report on Form 10-K for the period ended September 30, 2022, and its Q1 Form 10-Q and Q2 Form 10-Q, with the Securities and Exchange Commission and requested that the automatic stay of suspension be extended through the completion of the hearings process and the expiration of any additional extension period granted by the Panel following the hearing.
As previously disclosed, on July 5, 2023, the Company received a notice from the Panel notifying the Company that the Panel granted the Company’s request to extend the automatic stay of suspension from Nasdaq pending the Company’s hearing before the Panel scheduled for August 10, 2023, and a final determination regarding the Company’s listing status.
On August 10, 2023, the Company presented its plan to regain compliance with the Rule to the Panel and expects to receive a decision from the Panel regarding the Company’s request for continued listing on Nasdaq in late August or September.
Given that the Company addressed its plan for filing the Q3 Form 10-Q at the hearing, along with its plan for becoming fully current in filing, the Company does not need to address this issue further with the Panel.
The Company has already filed its Annual Report on Form 10-K and intends to file the Q1 Form 10-Q, Q2 Form 10-Q, and Q3 Form 10-Q as promptly as possible in order to regain compliance with the Rule.
Statements contained herein relating to the Company or its management’s intentions, hopes, beliefs, expectations or predictions of the future, including, but not limited to, statements relating to the filing of the Q1 Form 10-Q, Q2 Form 10-Q, and Q3 Form 10-Q and the Company’s ability to regain compliance with the Nasdaq continued listing standards constitute forward looking statements. Such forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks related to the Company’s ability to file the Q1 Form 10-Q, Q2 Form 10-Q, and Q3 Form 10-Q and the Company’s ability to regain compliance with the Nasdaq continued listing standards.
Additional risks and uncertainties faced by the Company are contained from time to time in the Company’s filings with the SEC, including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022, as filed with the SEC on July 31, 2023 and its quarterly reports on Form 10-Q and current reports on Form 8-K, which you may obtain for free on the SEC’s website at www.sec.gov. Collectively, these risks and uncertainties could cause the Company’s actual results to differ materially from those projected in its forward-looking statements and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company disclaims any intention or obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 8.01 Other Events.
On August 16, 2023, the Company issued a press release announcing its receipt of the Notice. A reissued press release, correcting the typographical error discussed in the Explanatory Notice was issued on August 16, 2023 and a copy of the reissued press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Reissued Press Release issued by Mitek Systems, Inc. on August 16, 2023
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mitek Systems, Inc.

August 16, 2023	By:	/s/ Fuad Ahmad
Fuad Ahmad
Interim Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Reissued Press Release issued by Mitek Systems, Inc. on August 16, 2023
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL)